Exhibit 99.1

W. R. Grace Holdings LLC and W. R. Grace & Co.-Conn. Announce Results of Early Participation in Exchange Offers and Consent Solicitations

NEW YORK, NY, August 16, 2021— W. R. Grace Holdings LLC (formerly known as Gibraltar Acquisition Holdings LLC) (“Holdings”) and W. R. Grace & Co. (NYSE: GRA) (“Grace”) today announced that, in connection with the previously announced offers to eligible holders to exchange (each, an “Exchange Offer” and collectively, the “Exchange Offers”) any and all outstanding notes issued by W. R. Grace & Co.-Conn. (the “Grace Issuer”) as set forth in the table below (the “Existing Grace Notes”) for (1) up to $1,050,000,000 aggregate principal amount of new notes issued by Holdings (the “New Secured Notes”) and (2) cash, and related consent solicitations (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to adopt certain proposed amendments to each of the indentures governing the Existing Grace Notes to eliminate certain of the covenants, restrictive provisions, events of default and guarantee provisions from such indentures (the “Indenture Amendments”), Grace has received the requisite number of consents to adopt the Indenture Amendments with respect to each of the two outstanding series of Existing Grace Notes that are subject to the Exchange Offers and Consent Solicitations. Grace intends to promptly enter into a supplemental indenture with the trustee for the Existing Grace Notes (the “Supplemental Indenture”) to effect the Indenture Amendments.

Withdrawal rights for the Exchange Offers and Consent Solicitations expired as of 5:00 p.m., New York City time, on August 16, 2021 (the “Early Tender Deadline”). As of the Early Tender Deadline, the following principal amounts of each series of Existing Grace Notes have been validly tendered and not validly withdrawn (and consents thereby validly given and not validly revoked):

Title of Series/ CUSIP Number of Existing Grace Notes	Aggregate Principal Amount Outstanding	Existing Grace Notes Tendered at Early Tender Deadline
		Principal Amount	Percentage
5.625% Notes due 2024 / 383909AF5 and U38246AB7	$300,000,000	$298,470,000	99.49%
4.875% Notes due 2027 / 383909AG3 and U38246AC5	$750,000,000	$719,205,000	95.89%

The Exchange Offers and Consent Solicitations are being made pursuant to the terms and subject to the conditions set forth in the offering memorandum and consent solicitation statement dated August 3, 2021 (the “Offering Memorandum and Consent Solicitation Statement”).

Each Exchange Offer and Consent Solicitation is conditioned upon the completion of the other Exchange Offers and Consent Solicitations, although Holdings may waive such condition at any time with respect to an Exchange Offer. Any waiver of a condition by Holdings with respect to an Exchange Offer will automatically waive such condition with respect to the corresponding Consent Solicitation, as applicable.

In addition, the Exchange Offers and Indenture Amendments effected by the Consent Solicitations are conditioned upon the consummation of the transactions contemplated by the Agreement and Plan of Merger, dated as of April 26, 2021 (as it may be amended from time to time, the “Merger Agreement”), by and among Holdings, Grace and Gibraltar Merger Sub Inc., a wholly-owned subsidiary of Holdings (“Merger Sub”), pursuant to which Merger Sub will be merged with and into Grace with Grace surviving the merger as a wholly-owned subsidiary of Holdings (the “Merger”).

Holdings, in its sole discretion, may modify or terminate the Exchange Offers and may extend the Expiration Date (as defined herein) or any payment date with respect to the Exchange Offers, subject to applicable law. Any such modification, termination or extension by Holdings will automatically modify, terminate or extend the corresponding Consent Solicitation, as applicable.

The Exchange Offers and Consent Solicitations will expire at 12:01 a.m., New York City time, on August 31, 2021, unless extended (the “Expiration Date”). The settlement date for the Exchange Offers (the “Settlement Date”) will be promptly after the Expiration Date and is expected to be within three business days after the Expiration Date. The Settlement Date is expected to occur concurrently with the consummation of the Merger; as such, the Expiration Date is expected to be extended to correspond to the timing of the consummation of the Merger.

J.P. Morgan and Citigroup are acting as the Dealer Managers in connection with the Exchange Offers and as the Solicitation Agents in connection with the Consent Solicitations. Questions regarding terms and conditions of the Exchange Offers and Consent Solicitations should be directed to J.P. Morgan at Collect: (212) 834-4045 and Toll-Free: (866) 834-4666.

Documents relating to the Exchange Offers and Consent Solicitations are being distributed only to eligible holders of Existing Grace Notes who certify that they are either (a) a “Qualified Institutional Buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (the “Securities Act”), or (b) a person that is outside the “United States” and that is not a “U.S. person,” as those terms are defined in Rule 902 under the Securities Act. The complete terms and conditions of the Exchange Offers and Consent Solicitations are described in the Offering Memorandum and Consent Solicitation Statement, a copy of which may be obtained by contacting D.F. King & Co., Inc., the exchange agent and information agent in connection with the Exchange Offers and Consent Solicitations, at (800) 967-4607 (U.S. toll-free) or (212) 269-5550 (banks and brokers) or grace@dfking.com. The eligibility form is available electronically at: https://www.dfking.com/grace.

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful. The Exchange Offers and Consent Solicitations are being made solely pursuant to the Offering Memorandum and Consent Solicitation Statement and only to such persons and in such jurisdictions as is permitted under applicable law.

The New Secured Notes have not been and will not be registered under the Securities Act or any state securities laws. Therefore, the New Secured Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

About W. R. Grace Holdings LLC
Holdings is a Delaware limited liability company and was formed on April 22, 2021 solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, and has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement and arranging of the equity and debt financing in connection with the Merger.

Holdings is a wholly-owned subsidiary of Standard Industries Holdings Inc. (“Standard Industries Holdings”), the parent company of Standard Industries Inc. (“Standard Industries”), a privately held global industrial company operating in over 80 countries with over 15,000 employees. The Standard Industries ecosystem spans a broad array of holdings, technologies and investments-including both public and private companies from early to late-stage-as well as building materials assets and solar solutions. Standard Industries’ operating companies include GAF, BMI, Siplast, GAF Energy, Schiedel and SGI, as well as related businesses 40 North Management LLC, a multi-billion-dollar investment platform, 40 North Ventures, and Winter Properties. Standard Industries Holdings’ related investment platform 40 North Latitude Master Fund Ltd. is a long-standing stockholder of Grace.

About W. R. Grace & Co.
Built on talent, technology, and trust, Grace, a Delaware corporation, is a leading global supplier of catalysts and engineered materials. Grace’s two industry-leading business segments-Catalysts Technologies and Materials Technologies-provide innovative products, technologies, and services that enhance the products and processes of our customers around the world. With approximately 4,300 employees, Grace operates and/or sells to customers in over 60 countries.

Forward-Looking Statements
All statements other than historical facts may be forward-looking statements. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions.  Among the risks and uncertainties that could cause actual results to differ from those described in forward-looking statements are the following: the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; uncertainties related to the timing of the receipt of required regulatory approvals for the Merger and the possibility that Holdings and Grace may be required to accept conditions that could reduce or eliminate the anticipated benefits of the Merger as a condition to obtaining regulatory approvals or that the required regulatory approvals may not be obtained at all; the failure to obtain Grace stockholder approval of the Merger or the failure to satisfy any of the other conditions to the completion of the Merger; delays in closing, or the failure to close, the Merger for any reason could negatively impact Holdings, Grace or the general market perception of the Merger; risks relating to the financing required to complete the Merger; the effect of the announcement of the Merger on the ability of Grace to retain and hire key personnel and maintain relationships with its customers, vendors and others with whom it does business, or on its operating results and businesses generally; the effects of the Merger on the integration of the Fine Chemistry Services business acquired by Grace from Albemarle Corporation for approximately $570 million, which was announced by Grace on February 26, 2021 and consummated on June 1, 2021; risks associated with the disruption of management’s attention from ongoing business operations due to the Merger; the ability to meet expectations regarding the timing and completion of the Merger; significant Merger transaction costs, fees, expenses and charges; the risk of litigation and/or regulatory actions related to the Merger; and other business effects, including the effects of industry, market, economic, political, regulatory or world health conditions (including new or ongoing effects of the COVID-19 pandemic), and other factors detailed in Grace’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2020 and Grace’s other filings with the SEC, which are available at www.sec.gov and on Grace’s website at www.grace.com.

These forward-looking statements speak only as of the date of this communication or as of the date they were made, and neither Grace nor Holdings undertakes any obligation to update forward-looking statements. For a more detailed discussion of these factors, also see the information under the captions “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in W. R. Grace & Co.’s most recent Annual Report on Form 10-K for the year ended December 31, 2020, and any material updates to these factors contained in any of Holdings’ and Grace’s subsequent and future filings.

As for the forward-looking statements that relate to future financial results and other projections, such forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in, or implied or projected by, such forward-looking statements, which speak only as of the date of this communication or as of the day they were made. Investors are cautioned not to place undue reliance on these forward-looking statements.

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Media Relations
Caitlin Leopold
T +1 410.531.8870
caitlin.leopold@grace.com

Investor Relations
Jason Hershiser
T +1 410.531.8835
jason.hershiser@grace.com